UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

April 28, 2022
____________________

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

001-09057	WEC ENERGY GROUP, INC.	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

001-01245	WISCONSIN ELECTRIC POWER COMPANY	39-0476280
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

001-03016	WISCONSIN PUBLIC SERVICE CORPORATION	39-0715160
(A Wisconsin Corporation)
2830 South Ashland Avenue
P.O. Box 19001
Green Bay, WI 54307-9001
(800) 450-7260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
WEC Energy Group, Inc.	Common Stock, $.01 Par Value	WEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS

On April 28, 2022, Wisconsin Electric Power Company (“WE”), Wisconsin Gas LLC (“WG”) and Wisconsin Public Service Corporation (“WPS”), utility subsidiaries of WEC Energy Group, Inc. (collectively, the “WEC Utilities”), filed requests with the Public Service Commission of Wisconsin (the “PSCW”) for regulatory review to set customer rates for electricity, natural gas, and steam for 2023. The WEC Utilities’ requested rate adjustments for 2023 include:

•WE proposed a rate increase of $260.5 million (8.4%) for its retail electric customers, and a rate increase of $50.7 million (10.7%) for its natural gas customers.

•WG proposed a rate increase of $60.1 million (8.3%) for its natural gas customers.

•WPS proposed a rate increase of $73.9 million (6.2%) for its retail electric customers, and a rate increase of $30.3 million (8.3%) for its natural gas customers.

The primary drivers of the requested increase in electric rates are capital investments in new wind, solar, and battery storage, reliability investments, and changes in wholesale business with other utilities. Many of these investments have already been approved by the PSCW.

The requested increase in natural gas rates primarily relate to capital investments that have been previously approved by the PSCW.

The WEC Utilities proposed maintaining their current authorized returns on equity – 10.0% for WE and WPS, and 10.2% for WG. The WEC Utilities are requesting that the common equity component average for each of them be set at 53.0%. Currently, the common equity component for each of the WEC Utilities is 52.5%.

Each of the WEC Utilities also proposed continuing to use an earnings sharing mechanism. Under the proposed earnings sharing mechanism, if the utility earns above its authorized return on equity: (i) the utility would retain 100.0% of earnings for the first 25 basis points above the authorized return on equity; (ii) 50.0% of the next 50 basis points would be required to be refunded to ratepayers; and (iii) 100.0% of any remaining excess earnings would be required to be refunded to ratepayers.

WE and WPS are seeking a limited rate re-opener for 2024 to address additional revenue requirements associated with generation projects that are expected to be placed into service in 2023 and 2024. In addition, WE and WG are requesting a limited rate re-opener for 2024 to address additional revenue requirements associated with liquefied natural gas projects that are expected to be placed into service in 2023 and 2024.

A PSCW decision is anticipated in the fourth quarter of 2022, with any rate adjustments expected to be effective January 1, 2023.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based upon management's current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated in the statements. Readers are cautioned not to place undue reliance on these statements. Forward-looking statements include, among other things, statements concerning management's expectations and projections regarding regulatory actions and decisions and expected rate case filings. The following factors, in addition to those discussed in each of WEC Energy Group, Inc.’s, WE’s, and WPS’ Annual Report on Form 10-K for the year ended December 31, 2021 and in subsequent reports filed with the Securities and Exchange Commission, could cause actual results to differ materially from those contemplated in any forward-looking statements: the possibility that the PSCW’s order will differ from the terms of the proposals; the timing, resolution and impact of rate cases and other regulatory decisions; general economic conditions, including business and competitive conditions in WEC Energy Group, Inc.’s service territories; WEC Energy Group Inc.’s ability to continue to successfully integrate the operations of its subsidiaries; availability of generating facilities and/or distribution systems; unanticipated changes in fuel and purchased power costs; key personnel changes; varying, adverse or unusually severe weather conditions; continued industry restructuring and consolidation; continued advances in, and adoption of, new technologies that produce power or reduce power consumption; energy and environmental conservation efforts; WEC Energy Group Inc.’s ability to successfully acquire and/or dispose of assets and to execute on its capital plan; cyber-security threats and data security breaches; construction risks; equity and bond market fluctuations; changes in WEC Energy Group, Inc.’s and its subsidiaries’ ability to access the capital markets; changes in tax legislation or WEC Energy Group, Inc.’s and its subsidiaries' ability to use certain tax benefits and carryforwards; the impact of legislative and regulatory changes, including changes to environmental standards and greenhouse gas regulations, the enforcement of these laws and the regulations and changes in the interpretation by regulatory agencies; supply chain disruptions; inflation; political and geopolitical developments; the impact from new developments relating to the COVID-19 pandemic or any future health pandemics; current and future litigation and regulatory investigations, proceedings or inquiries; changes in accounting standards and the ability of WEC Energy Group, Inc. or its subsidiaries to obtain additional generating capacity at competitive prices. Except as may be required by law, WEC Energy Group, Inc., WE, and WPS expressly disclaim any obligation to publicly update or revise any forward-looking information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEC ENERGY GROUP, INC.
(Registrant)

/s/ William J. Guc
Date: April 28, 2022	William J. Guc, Vice President and Controller

WISCONSIN ELECTRIC POWER COMPANY
(Registrant)

/s/ William J. Guc
Date: April 28, 2022	William J. Guc, Vice President, Controller and Assistant Corporate Secretary

WISCONSIN PUBLIC SERVICE CORPORATION
(Registrant)

/s/ William J. Guc
Date: April 28, 2022	William J. Guc, Vice President, Controller and Assistant Corporate Secretary

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